1
Exhibit 31.1
CERTIFICATION
OF PRINCIPAL
EXECUTIVE OFFICER
PURSUANT TO RULES 13A-14(A) AND 15D-14(A)
UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
I, Ali Mazanderani,
certify that:
1.
I have reviewed this quarterly report on Form 10-Q of Lesaka Technologies,
Inc. (“Lesaka”) for the quarter ended December 31,
2025;
2.
Based
on
my
knowledge,
this
report
does
not
contain
any
untrue
statement
of
a
material
fact
or
omit
to
state
a
material
fact
necessary to
make the
statements made,
in light
of the
circumstances under
which such
statements were
made, not
misleading with
respect to the period covered by this report;
3.
Based on
my knowledge,
the financial
statements, and
other
financial
information
included
in this
report,
fairly
present in
all
material respects
the financial
condition, results
of operations
and cash
flows of
Lesaka as
of, and
for, the
periods presented
in this
report;
4.
I am
responsible
for
establishing and
maintaining
disclosure controls
and
procedures (as
defined
in Exchange
Act Rules
13a-
15(e)
and 15d-15(e))
and
internal control
over financial
reporting (as
defined
in Exchange
Act Rules
13a-15(f)
and 15d-15(f))
for
Lesaka and have:
(a) Designed
such disclosure
controls and
procedures, or
caused such
disclosure controls
and procedures
to be
designed
under our supervision,
to ensure that material
information relating to
Lesaka, including
its consolidated subsidiaries,
is made known
to us by others within those entities, particularly during the period in which this report is being prepared;
(b) Designed
such internal
control over
financial reporting,
or caused
such internal
control over financial
reporting to
be
designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;
(c)
Evaluated
the
effectiveness
of
Lesaka’s
disclosure
controls
and
procedures
and
presented
in
this
report
our
conclusions about the effectiveness of the disclosure
controls and procedures, as of the end of the period covered by this report based
on such evaluation; and
(d) Disclosed in this report
any change in Lesaka’s
internal control over financial reporting
that occurred during Lesaka’s
most
recent
fiscal
quarter
that
has
materially
affected,
or
is
reasonably
likely
to
materially
affect,
Lesaka’s
internal
control
over
financial reporting; and
5.
I have
disclosed, based
on our
most recent
evaluation of
internal control
over financial
reporting, to
Lesaka’s
auditors and
the
Audit Committee of Lesaka’s Board
of Directors (or persons performing the equivalent functions):
(a)
All
significant
deficiencies
and
material
weaknesses
in
the
design
or
operation
of
internal
control
over
financial
reporting
which
are
reasonably
likely
to
adversely
affect
Lesaka’s
ability
to
record,
process,
summarize
and
report
financial
information; and
(b)
Any
fraud,
whether
or
not
material,
that
involves
management
or
other
employees
who
have
a
significant
role
in
Lesaka’s internal control over financial
reporting.
Date: February 4, 2026
/s/ Ali Mazanderani
Ali Mazanderani
Executive Chairman